Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt consisted of the following:

	December 31, 2016	December 31, 2015
	(in millions)
Term Loan	$1,243	$—
Sale leaseback financing obligation	117	122
2014 Revolver	1,000	450
6.375% Senior Notes Due 2023	800	800
5.500% Senior Notes Due 2020	600	600
6.250% Senior Notes Due 2021	800	—
Capital lease obligation and notes payable	1	4
Total debt	4,561	1,976
Less: current maturities	5	5
Less: debt issuance costs	47	18
Long-term debt, net of current maturities	$4,509	$1,953

At December 31, 2016, scheduled future debt principal maturities are as follows (in millions):

2017	$5
2018	5
2019	2,248
2020	606
2021	806
Thereafter	891
Total	$4,561

Term Loan
On March 31, 2016, we entered into a senior secured term loan agreement (the “Term Loan”) to finance a portion of the costs associated with the ETP Dropdown. The Term Loan provides secured financing in an aggregate principal amount of up to $2.035 billion, which we borrowed in full. The Partnership used the proceeds to fund a portion of the ETP Dropdown and to pay fees and expenses incurred in connection with the ETP Dropdown and Term Loan.
Obligations under the Term Loan are secured equally and ratably with the 2014 Revolver (as defined below) by substantially all tangible and intangible assets of the Partnership and certain of our subsidiaries, subject to certain exceptions and permitted liens. Obligations under the Term Loan are guaranteed by certain of the Partnership’s subsidiaries. In addition, ETP Retail Holdings, LLC, a wholly owned subsidiary of ETP, provided a limited contingent guaranty of collection with respect to the payment of the principal amount of the Term Loan. The maturity date of the Term Loan is October 1, 2019. The Partnership is not required to make any amortization payments with respect to the loans under the Term Loan. Amounts borrowed under the Term Loan bear interest at either LIBOR or base rate plus an applicable margin based on the election of the Partnership for each interest period. Until the Partnership first receives an investment grade rating, the applicable margin for LIBOR rate loans ranges from 1.500% to 3.000% and the applicable margin for base rate loans ranges from 0.500% to 2.000%, in each case based on the Partnership’s Leverage Ratio (as defined in the Term Loan). The Term Loan requires the Partnership to maintain a leverage ratio of not more than (i) as of the last day of each fiscal quarter through December 31, 2017, 6.75 to 1.0, (ii) as of March 31, 2018, 6.5 to 1.0, (iii) as of June 30, 2018, 6.25 to 1.0, (iv) as of September 30, 2018, 6.0 to 1.0, (v) as of December 31, 2018, 5.75 to 1.0 and (vi) thereafter, 5.5 to 1.0 (in the case of the quarter ending March 31, 2019 and thereafter, subject to increases to 6.0 to 1.0 in connection with certain specified acquisitions in excess of $50 million, as permitted under the Term Loan.
On January 31, 2017, the Partnership entered into a limited waiver to the Term Loan (the “Term Loan Waiver”). Under the Term Loan Waiver, the Agents and lenders party thereto waived and deemed remedied, among other matters, the miscalculations of the Partnership’s leverage ratio as set forth in its previously delivered compliance certificates and the resulting failure to pay incremental interest owed under the Term Loan from December 21, 2016 through the effective date of the Term Loan Waiver. The incremental interest owed was remedied prior to the effectiveness of the Term Loan Waiver. As a result of the restatement of the compliance certificates for the fiscal quarter ended September 30, 2016 delivered in connection with the Term Loan Waiver, the margin applicable to the obligations under the Term Loan increased from (i) 2.75% in respect of LIBOR rate loans and 1.75% in respect of base rate loans to (ii) 3.00% in respect of LIBOR rate loans and 2.00% in respect of base rate loans, until the delivery of the next compliance certificates.
The Partnership may voluntarily prepay borrowings under the Term Loan at any time without premium or penalty, subject to any applicable breakage costs for loans bearing interest at LIBOR. Under certain circumstances, the Partnership is required to repay borrowings under the Term Loan in connection with the issuance by the Partnership of certain types of indebtedness for borrowed money. The Term Loan also includes certain (i) representations and warranties, (ii) affirmative covenants, including delivery of financial and other information to the administrative agent, notice to the administrative agent upon the occurrence of certain material events, preservation of existence, payment of material taxes and other claims, maintenance of properties and insurance, access to properties and records for inspection by administrative agent and lenders, further assurances and provision of additional guarantees and collateral, (iii) negative covenants, including restrictions on the Partnership and our restricted subsidiaries’ ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make loans, advances or investments, pay dividends, sell or otherwise transfer assets or enter into transactions with shareholders or affiliates and (iv) events of default, in each case substantively similar to the representations and warranties, affirmative and negative covenants and events of default in the Partnership’s 2014 Revolver (as defined below). During the continuance of an event of default, the lenders under the Term Loan may take a number of actions, including declaring the entire amount then outstanding under the Term Loan due and payable.
As of December 31, 2016, the balance on the Term Loan was $1.2 billion. The Partnership was in compliance with all financial covenants at December 31, 2016.

6.250% Senior Notes Due 2021
On April 7, 2016, we and certain of our wholly owned subsidiaries, including SUN Finance (together with the Partnership, the “2021 Issuers”), completed a private offering of $800 million 6.250% senior notes due 2021 (the “2021 Senior Notes”). The terms of the 2021 Senior Notes are governed by an indenture dated April 7, 2016, among the 2021 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2021 Guarantors”) and U.S. Bank National Association, as trustee. The 2021 Senior Notes will mature on April 15, 2021 and interest is payable semi-annually on April 15 and October 15 of each year, commencing October 15, 2016. The 2021 Senior Notes are senior obligations of the 2021 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries and certain of its future subsidiaries. The 2021 Senior Notes and guarantees are unsecured and rank equally with all of the 2021 Issuers’ and each 2021 Guarantor’s existing and future senior obligations. The 2021 Senior Notes and guarantees are effectively subordinated to the 2021 Issuers’ and each 2021 Guarantor’s secured obligations, including obligations under the Partnership’s 2014 Revolver (as defined below), to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2021 Senior Notes. ETC M-A Acquisition LLC (“ETC M-A”), a subsidiary of ETP Retail, guarantees collection to the 2021 Issuers with respect to the payment of the principal amount of the 2021 Senior Notes. ETC M-A is not subject to any of the covenants under the 2021 Indenture.
Net proceeds of approximately $789 million were used to repay a portion of the borrowings outstanding under our Term Loan.
In connection with the issuance of the 2021 Senior Notes, we entered into a registration rights agreement with the initial purchasers pursuant to which we agreed to complete an offer to exchange the 2021 Senior Notes for an issue of registered notes with terms substantively identical to the 2021 Senior Notes on or before April 7, 2017. The exchange offer was completed on October 4, 2016.

5.500% Senior Notes Due 2020
On July 20, 2015, we and our wholly owned subsidiary, SUN Finance (together with the Partnership, the “2020 Issuers”), completed a private offering of $600 million 5.500% senior notes due 2020 (the “2020 Senior Notes”). The terms of the 2020 Senior Notes are governed by an indenture dated July 20, 2015 (the “2020 Indenture”), among the 2020 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2020 Guarantors”) and U.S. Bank National Association, as trustee (the “2020 Trustee”). The 2020 Senior Notes will mature on August 1, 2020 and interest is payable semi-annually on February 1 and August 1 of each year, commencing February 1, 2016. The 2020 Senior Notes are senior obligations of the 2020 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries. The 2020 Senior Notes and guarantees are unsecured and rank equally with all of the 2020 Issuers’ and each 2020 Guarantor’s existing and future senior obligations. The 2020 Senior Notes and guarantees are effectively subordinated to the 2020 Issuers’ and each 2020 Guarantor’s secured obligations, including obligations under the Partnership’s 2014 Revolver (as defined below), to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2020 Senior Notes.
Net proceeds of approximately $593 million were used to fund a portion of the Susser Cash Consideration.
In connection with our issuance of the 2020 Senior Notes, we entered into a registration rights agreement with the initial purchasers pursuant to which we agreed to complete an offer to exchange the 2020 Senior Notes for an issue of registered notes with terms substantively identical to the 2020 Senior Notes on or before July 20, 2016. The exchange offer was completed on October 4, 2016 and we paid the holders of the 2020 Senior Notes an aggregate of $0.3 million in liquidated damages in the form of additional interest as a result of the delayed registration.
6.375% Senior Notes Due 2023
On April 1, 2015, we and our wholly owned subsidiary, SUN Finance (together with the Partnership, the “2023 Issuers”), completed a private offering of $800 million 6.375% senior notes due 2023 (the “2023 Senior Notes”). The terms of the 2023 Senior Notes are governed by an indenture dated April 1, 2015 (the “2023 Indenture”), among the 2023 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2023 Guarantors”) and U.S. Bank National Association, as trustee (the “2023 Trustee”). The 2023 Senior Notes will mature on April 1, 2023 and interest is payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2015. The 2023 Senior Notes are senior obligations of the 2023 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries. The 2023 Senior Notes and guarantees are unsecured and rank equally with all of the 2023 Issuers’ and each 2023 Guarantor’s existing and future senior obligations. The 2023 Senior Notes and guarantees are effectively subordinated to the 2023 Issuers’ and each 2023 Guarantor’s secured obligations, including obligations under the Partnership’s 2014 Revolver (as defined below), to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2023 Senior Notes. ETC M-A guarantees collection to the 2023 Issuers with respect to the payment of the principal amount of the 2023 Senior Notes. ETC M-A is not subject to any of the covenants under the 2023 Indenture.
Net proceeds of approximately $787 million were used to fund the Sunoco Cash Consideration and to repay borrowings under our 2014 Revolver (as defined below).
In connection with our issuance of the 2023 Senior Notes, we entered into a registration rights agreement with the initial purchasers pursuant to which we agreed to complete an offer to exchange the 2023 Senior Notes for an issue of registered notes with terms substantively identical to the 2023 Senior Notes on or before April 1, 2016. The exchange offer was completed on October 4, 2016 and we paid the holders of the 2023 Senior Notes an aggregate of $2 million in liquidated damages in the form of additional interest as a result of the delayed registration.
Revolving Credit Agreement
On September 25, 2014, we entered into a $1.25 billion revolving credit facility (the “2014 Revolver”) among the Partnership, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, swingline lender and an LC issuer. Proceeds from the revolving credit facility were used to pay off the Partnership’s then-existing revolving credit facility entered into on September 25, 2012. On April 10, 2015, we received a $250 million increase in commitments under the 2014 Revolver and, as a result, we are permitted to borrow up to $1.5 billion on a revolving credit basis.
The 2014 Revolver expires on September 25, 2019 (which date may be extended in accordance with the terms of the credit agreement governing our 2014 Revolver). Borrowings under the 2014 Revolver bear interest at a base rate (a rate based off of the higher of (a) the Federal Funds Rate (as defined in the revolving credit facility) plus 0.500%, (b) Bank of America’s prime rate or (c) one-month LIBOR (as defined in the 2014 Revolver) plus 1.000%) or LIBOR, in each case plus an applicable margin ranging from 1.500% to 3.000%, in the case of a LIBOR loan, or from 0.500% to 2.000%, in the case of a base rate loan (determined with reference to the Partnership’s Leverage Ratio (as defined in the 2014 Revolver)). Upon the first achievement by the Partnership of an investment grade credit rating, the applicable margin will decrease to a range of 1.125% to 2.000%, in the case of a LIBOR loan, or from 0.125% to 1.000%, in the case of a base rate loan (determined with reference to the credit rating for the Partnership’s senior, unsecured, non-credit enhanced long-term debt). Interest is payable quarterly if the base rate applies, at the end of the applicable interest period if LIBOR applies and at the end of the month if daily floating LIBOR applies. In addition, the unused portion of the revolving credit facility will be subject to a commitment fee ranging from 0.250% to 0.500%, based on the Partnership’s Leverage Ratio. Upon the first achievement by the Partnership of an investment grade credit rating, the commitment fee will decrease to a range of 0.125% to 0.275%, based on the Partnership’s credit rating as described above. The 2014 Revolver requires the Partnership to maintain a Leverage Ratio of not more than (i) as of the last day of each fiscal quarter through December 31, 2017, 6.75 to 1.0, (ii) as of March 31, 2018, 6.5 to 1.0, (iii) as of June 30, 2018, 6.25 to 1.0, (iv) as of September 30, 2018, 6.0 to 1.0, (v) as of December 31, 2018, 5.75 to 1.0 and (vi) thereafter, 5.5 to 1.0 (in the case of the quarter ending March 31, 2019 and thereafter, subject to increases to 6.0 to 1.0 in connection with certain specified acquisitions in excess of $50 million, as permitted under the 2014 Revolver.
On January 31, 2017, the Partnership entered into a limited waiver (the “Revolver Waiver”). Under the Revolver Waiver, the Agents and lenders party thereto waived and deemed remedied, among other matters, the miscalculations of the Partnership’s leverage ratio as set forth in its previously delivered compliance certificates and the resulting failure to pay incremental interest owed under the Revolver from December 21, 2016 through the effective date of the Revolver Waiver. The incremental interest owed was remedied prior to the effectiveness of the Revolver Waiver. As a result of the restatement of the compliance certificates for the fiscal quarter ended September 30, 2016 delivered in connection with the Revolver Waiver, the margin applicable to the obligations under the Revolver increased from (i) 2.75% in respect of LIBOR rate loans and 1.75% in respect of base rate loans to (ii) 3.00% in respect of LIBOR rate loans and 2.00% in respect of base rate loans, until the delivery of the next compliance certificates.
Indebtedness under the 2014 Revolver is secured by a security interest in, among other things, all of the Partnership’s present and future personal property and all of the present and future personal property of its guarantors, the capital stock of its material subsidiaries (or 66% of the capital stock of material foreign subsidiaries), and any intercompany debt. Upon the first achievement by the Partnership of an investment grade credit rating, all security interests securing borrowings under the revolving credit facility will be released. Indebtedness incurred under the 2014 Revolver is secured on a pari passu basis with the indebtedness incurred under the Term Loan pursuant to a collateral trust arrangement whereby a financial institution agrees to act as common collateral agent for all pari passu indebtedness.
As of December 31, 2016, the balance on the 2014 Revolver was $1.0 billion, and $31 million in standby letters of credit were outstanding. The unused availability on the 2014 Revolver at December 31, 2016 was $469 million. The Partnership was in compliance with all financial covenants at December 31, 2016.
Sale Leaseback Financing Obligation
On April 4, 2013, MACS completed a sale leaseback transaction with two separate companies for 50 of its dealer operated sites. As MACS did not meet the criteria for sale leaseback accounting, this transaction was accounted for as a financing arrangement over the course of the lease agreement. The obligations mature in varying dates through 2033, require monthly interest and principal payments, and bear interest at 5.125%. The obligation related to this transaction is included in long-term debt and the balance outstanding as of December 31, 2016 was $117 million.
Fair Value Measurements
We use fair value measurements to measure, among other items, purchased assets, investments, leases and derivative contracts. We also use them to assess impairment of properties, equipment, intangible assets and goodwill. An asset's fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters, or is derived from such prices or parameters. Where observable prices or inputs are not available, unobservable prices or inputs are used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.
ASC 820 “Fair Value Measurements and Disclosures” prioritizes the inputs used in measuring fair value into the following hierarchy:

Level 1	Quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2	Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;

Level 3	Unobservable inputs in which little or no market activity exists, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.
The estimated fair value of debt is calculated using Level 2 inputs. The fair value of debt as of December 31, 2016, is estimated to be approximately $4.6 billion, based on outstanding balances as of the end of the period using current interest rates for similar securities.